Leases (Details) - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Disclosure Text Block [Abstract]
Operating lease right-of-use assets	$ 1,717
Increase (decrease) operating lease liability	2,233
Foreign currency exchange gain	484
Operating income	$ 32
Operating lease agreements options to extend, description	As of December 31, 2020, the Company’s assessment for the remaining lease term range between 0.6 years to 7.3 years, including options to extend part of the lease agreements for an additional 2 years and up to 5 years.
Current operating lease liabilities	$ 1,184	$ 1,252